                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive Proxy Statement.

     [ ] Definitive Additional Materials.

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           Criticare Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                 Not Applicable
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                  Not Applicable
--------------------------------------------------------------------------------

     (5) Total fee paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Filing Party:
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Date Filed:
                                  Not Applicable
--------------------------------------------------------------------------------

                            CRITICARE SYSTEMS, INC.
                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Criticare Systems, Inc., will be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, on Friday, January 21, 2000 at 3:30 p.m. for the following purposes:

     1. To elect two directors, each to serve for a three-year term.

     2. To consider and vote upon a proposal to approve the Criticare Systems, Inc. Employee Stock Purchase Plan and the issuance of shares of common stock under the Employee Stock Purchase Plan.

     3. To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2000.

     4. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Stockholders of record at the close of business on December 22, 1999 are entitled to receive notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Joseph M. Siekierski, Secretary
Waukesha, Wisconsin
December 31, 1999

                            CRITICARE SYSTEMS, INC.
                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186

            PROXY STATEMENT FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Criticare Systems, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin, 53186, at 3:30 p.m. on Friday, January 21, 2000, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of proxy is being made on or about December 31, 1999.

                              GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the nominees listed in the enclosed proxy as directors of the Company, (2) in FAVOR of the approval of the Criticare Systems, Inc. Employee Stock Purchase Plan (the "Purchase Plan") and (3) in FAVOR of the ratification of BDO Seidman, LLP as independent accountants for the 2000 fiscal year.

     Only holders of common stock whose names appear of record on the books of the Company at the close of business on December 22, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, the only outstanding shares of capital stock of the Company were 8,736,151 shares of common stock, par value $0.04 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. The election of directors requires the affirmative vote of the holders of a plurality of the shares represented, in person or by proxy, at the meeting and the approval of the Purchase Plan and the ratification of independent accountants require the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the Purchase Plan is approved, the appointment of independent accountants is ratified or the directors are elected.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors of the Company at seven. The Company's By-Laws provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with the term of one class expiring each year. The terms of two directors expire at the Annual Meeting. Accordingly, the Board of Directors has nominated for reelection as directors Gerhard J. Von der Ruhr and N.C. Joseph Lai, Ph.D. to serve terms of three years, until the 2002 Annual Meeting of Stockholders. There are currently two vacancies on the Board of Directors. Proxies cannot be voted for more than two candidates for director.

     As indicated below, the persons nominated by the Board of Directors are incumbent directors. The Company anticipates that the nominees will be candidates when the election is held. However, if for any reason either of the nominees is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of a director).

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF GERHARD J. VON DER RUHR AND N.C. JOSEPH LAI, PH.D. AS DIRECTORS OF THE COMPANY.

NOMINEES FOR ELECTION AS DIRECTOR

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
GERHARD J. VON DER RUHR.................................    58       1984      1999 Annual Meeting
Mr. Von der Ruhr is Chairman of O.B. Scientific, Inc., a
medical technology company. Mr. Von der Ruhr is a co-
founder of the Company and served as Chairman of the
Company's Board, President (CEO) and Treasurer from the
Company's inception in October 1984 until November 1998.
N.C. JOSEPH LAI, PH.D...................................    57       1984      1999 Annual Meeting
Dr. Lai is a management consultant. Dr. Lai is a co-
founder of the Company and served as Vice Chairman of
its Board and as an officer from the Company's inception
in October 1984 until November 1998.
OTHER DIRECTORS
KARSTEN HOUM............................................    53       1985      2000 Annual Meeting
Mr. Houm has served as Chairman of the Board of the
Company since November 1998. Mr. Houm also currently
works as a management consultant. From September 1985 to
1997, Mr. Houm served as President of Unitor, a
Norwegian shipping company
EMIL H. SOIKA...........................................    61       1998      2000 Annual Meeting
Mr. Soika has served as President and Chief Executive
Officer of the Company since November 1998. From
November 1995 to September 1998, Mr. Soika served as
Vice President and General Manager of Spacelabs Medical,
a medical monitoring and clinical information systems
company. From March 1991 to July 1995, Mr. Soika served
as President and Chief Executive Officer of Block
Medical, a manufacturer of intravenous dispensers. Mr.
Soika is a director of Immtech International, Inc., a
company engaged in the research and development of
products in the fields of biochemistry and immunology

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
MILTON DATSOPOULOS......................................    59       1986      2001 Annual Meeting
Mr. Datsopoulos has been a partner in the law firm of
Datsopoulos, MacDonald & Lind in Missoula, Montana since
1974. Mr. Datsopoulos is a director of Montana Naturals
Int'l, Inc., a manufacturer of natural food products and
nutritional supplements, Kafus Environmental Industries
Ltd., a producer of consumer and industrial waste
recycling technology, and Leigh Resource Corporation, a
company engaged in mineral exploration and development

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held four meetings during the Company's fiscal year ended June 30, 1999. All of the incumbent directors attended all of the meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which they serve.

     The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Milton Datsopoulos and Karsten Houm. The Audit Committee met one time during the fiscal year ended June 30, 1999. The responsibilities of the Audit Committee, in addition to such other duties specified by the Board of Directors, include the following: (1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination and related fees; (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto; and (4) review of the scope and adequacy of internal accounting controls and internal auditing activities.

     The Compensation Committee is comprised of Milton Datsopoulos and Karsten Houm. The responsibilities of the Compensation Committee are to make recommendations to the Board of Directors with respect to compensation for the executive officers of the Company and to oversee the Company's stock plans. The Compensation Committee met three times during the fiscal year ended June 30, 1999.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                NAME                                           TITLE                                 AGE
                ----                                           -----                                 ---
Emil H. Soika........................    President, Chief Executive Officer and Director             61
Joseph M. Siekierski.................    Vice President -- Finance and Secretary                     34
Stephen D. Okland....................    Vice President -- Domestic Sales                            57
Drew M. Diaz.........................    Vice President -- International Sales                       36
Michael T. Larsen....................    Vice President -- Quality Control/Quality                   40
                                         Assurance
Gloria Najera........................    Vice President -- Operations                                50

     The term of office and past business experience of Mr. Soika is described above.

     Mr. Siekierski joined the Company as Vice President -- Finance and Assistant Secretary in October 1997. Mr. Siekierski was appointed as Secretary of the Company in November 1998. Prior to joining the Company, Mr. Siekierski was Controller for Modern Building Materials, Inc., a manufacturer of precast concrete products, from 1996 to 1997. From 1993 to 1996, Mr. Siekierski was Controller for the Company.

     Mr. Okland has served as a Vice President of the Company since May 1988.

     Mr. Diaz served the Company as Regional Sales Manager for the Middle East and Western Europe from 1993 until he was appointed Director of International Sales in 1995. Mr. Diaz was most recently promoted to Vice
President -- International Sales in 1997. From October 1996 until August 1997, Mr. Diaz also served as Geschaeftsfuehrer of Criticare International GmbH Marketing Services, a wholly-owned subsidiary of the Company which was dissolved in 1998 following bankruptcy proceedings under German law.

     Mr. Larsen has served as Vice President -- Quality Control/Quality Assurance since September 1990.

     Ms. Najera joined the Company as Vice President -- Operations in March 1997. Prior to rejoining the Company, Ms. Najera was Director of Consumer Services and Distribution from July 1994 to March 1997 for the Milwaukee Journal-Sentinel, a newspaper publisher. From 1988 to 1994, Ms. Najera was Consumer Services Director of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Form 3, 4, and
5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 1999 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Emil H. Soika, Joseph M. Siekierski, Stephen D. Okland, Drew M. Diaz, Michael T. Larsen, Gloria Najera, Karsten Houm and Milton Datsopoulos each did not file a Form 4 or Form 5 to report option grants during fiscal 1999.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the three fiscal years ended June 30, 1999 to or on behalf of the two persons who served as Chief Executive Officer during fiscal 1999 and the two other executive officers of the Company whose salary exceeded $100,000 for fiscal 1999. The persons listed below are sometimes referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                        ---------------
                                            ANNUAL COMPENSATION             AWARDS:
                                       ------------------------------     SECURITIES
           NAME AND                                   OTHER ANNUAL        UNDERLYING         ALL OTHER
      PRINCIPAL POSITION        YEAR   SALARY($)   COMPENSATION($)(1)   OPTIONS/SARS(#)   COMPENSATION($)
      ------------------        ----   ---------   ------------------   ---------------   ---------------
Emil H. Soika,................  1999     78,125             --              200,000                --
  President, Chief Executive
  Officer and Director(2)
Gerhard J. Von der Ruhr,......  1999     60,000          1,915                   --           593,646(4)
  Chairman of the Board,        1998    144,000            958                   --            56,838(4)
  President (CEO) and           1997    144,000            957                   --            56,620(4)
  Treasurer(3)
Stephen D. Okland,............  1999    277,576(5)       6,000               43,500(6)          3,701(7)
  Vice President --             1998    302,628(5)       6,000                   --             3,690(7)
  Domestic Sales                1997    253,706(5)       6,000               10,000             3,441(7)
Drew M. Diaz,.................  1999    165,609          1,915              100,000(8)          1,882(9)
  Vice President --             1998    188,292            638                   --                86(9)
  International Sales           1997    180,717          8,223               50,000             3,226(9)

-------------------------
(1) The amounts represent automobile allowance payments.

(2) Mr. Soika commenced employment with the Company in November 1998.

(3) Mr. Von der Ruhr resigned as Chairman of the Board, President (CEO) and Treasurer of the Company in November 1998.

(4) For fiscal 1999, represents $50,396 of premiums paid by the Company on two life insurance policies, the proceeds of which are payable to the beneficiary of Mr. Von der Ruhr, $2,760 of Company contributions to the 401(k) plan on behalf of Mr. Von der Ruhr and $540,490 paid or accrued for severance. For fiscal 1998, represents $53,638 of premiums paid by the Company on two life insurance policies, the proceeds of which are payable to the beneficiary of Mr. Von der Ruhr, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Von der Ruhr. For fiscal 1997, represents $53,620 of premiums paid by the Company on two life insurance policies, the proceeds of which are payable to the beneficiary of Mr. Von der Ruhr, and $3,000 of Company contributions to the 401(k) plan on behalf of Mr. Von der Ruhr.

(5) Represents commissions paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. Mr. Okland receives no fixed salary.

(6) Represents 30,000 stock options granted in fiscal 1999 and 13,500 stock options regranted due to repricing of options on December 11, 1998.

(7) For fiscal 1999, represents $501 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 1998, represents $490 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 1997, represents $441 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,000 of Company contributions to the 401(k) plan on behalf of Mr. Okland.

(8) Represents 34,000 stock options granted in fiscal 1999 and 66,000 stock options regranted due to repricing of options on December 11, 1998.

(9) For fiscal 1999, represents $101 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $1,781 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 1998, represents $86 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz. For fiscal 1997, represents $3,226 of premiums paid by the Company on a health insurance policy while Mr. Diaz was a resident of Europe, the proceeds of which are payable to the beneficiary of Mr. Diaz.

COMPENSATION OF DIRECTORS

     Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. Directors receive no cash directors' fees. In addition to the stock options granted to Mr. Soika, listed above, during fiscal 1999, the Company granted 22,500 stock options to each of Mr. Houm and Mr. Datsopoulos, and regranted 77,500 stock options to each of Mr. Houm and Mr. Datsopoulos through the repricing of options on December 11, 1998.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     On June 1, 1999, the Company entered into employment agreements with Emil
H. Soika, President, Chief Executive Officer and Director, Stephen D. Okland, Vice President -- Domestic Sales, and Drew M. Diaz, Vice
President -- International Sales. The agreements provide, respectively, that Mr. Soika will receive a base salary of $125,000 per year, and Mr. Okland and Mr. Diaz will continue to receive their respective current compensation, with an annual review of the compensation within 30 days prior to the end of each fiscal year. Mr. Soika is eligible to participate in a cash bonus program and each of Mr. Soika, Mr. Okland and Mr. Diaz is entitled to receive health and life insurance coverage and disability insurance. The Company may terminate Mr. Soika's, Mr. Okland's or Mr. Diaz's respective employment at any time and any of Mr. Soika, Mr. Okland or Mr. Diaz may resign at any time. If the Company terminates employment without cause at any time either prior to or after a change in control of the Company, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 12 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, from the date of termination. If Mr. Soika's, Mr. Okland's or Mr. Diaz's employment is terminated for any other reason before a change in control of the Company, the terminated employee will not be entitled to receive any base salary or other benefits for periods after the termination date. If the Company experiences a change in control, and Mr. Soika, Mr. Okland or Mr. Diaz voluntarily terminates his employment for any reason after completing three months of employment after the change in control, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 12 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, after the date of termination, or until Mr. Soika, Mr. Okland or Mr. Diaz secures alternative employment, whichever period is shorter. Each of Mr. Soika, Mr. Okland and Mr. Diaz have agreed not to compete with the Company during employment and for a period of 3, 24 and 12 months, respectively, after any voluntary termination of employment or for a period of 12, 24 and 12 months, respectively, after any termination by the Company without cause. Mr. Soika, Mr. Okland and Mr. Diaz have each agreed to maintain the confidentiality of the Company's financial statements and other financial information.

     On November 16, 1998, the Company entered into a severance agreement with Gerhard J. Von der Ruhr, the Company's former Chairman of the Board, President
(CEO) and Treasurer. Pursuant to this severance agreement, the Company is required to make payments to Mr. Von der Ruhr of $6,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) issue options to purchase up to 21,000 shares of Common Stock to Mr. Von der Ruhr with an exercise price of $2.0625 per share, (ii) allow Mr. Von der Ruhr to continue to use office space and secretarial services for a period of up to 12 months, (iii) continue to provide fringe benefits to Mr. Von der Ruhr through September 30, 2001, and (iv) continue to provide health benefits to Mr. Von der Ruhr and his spouse until the earlier of the date Mr. Von der Ruhr reaches age 65 or he obtains comparable insurance coverage from a subsequent employer. Pursuant to this severance agreement, the Company also transferred patent and technology rights that the Company had received from Immtech International, Inc. ("Immtech") relating to treatment for sepsis and prophylaxis and 172,414 shares of Immtech common stock to O. B. Scientific, Inc. ("O. B. Scientific") in exchange for the payment by O. B. Scientific of $150,000 in ten semi-annual installments of $15,000 each starting on June 1, 1999. The Company received 10% of the outstanding shares of O. B. Scientific and the right to elect one member of the board of directors of O. B. Scientific. The Company and Mr. Von der Ruhr also agreed to certain provisions regarding the distribution of products related to the technology transferred by the Company to O. B. Scientific.

     On November 16, 1998, the Company also entered into a severance agreement with N.C. Joseph Lai, Ph.D., the Company's former Senior Vice President, Vice Chairman of the Board and Secretary. Pursuant to this severance agreement, the Company is required to make payments to Dr. Lai of $5,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) issue options to purchase up to 21,000 shares of Common Stock to Dr. Lai with an exercise price of $2.0625 per share, (ii) allow Dr. Lai to continue to use office space and secretarial services for a period of up to 12 months, (iii) continue to provide fringe benefits to Dr. Lai through September 30, 2001, and
(iv) continue to provide health benefits to Dr. Lai and his spouse until the earlier of the date Dr. Lai reaches age 65 or he obtains comparable insurance coverage from a subsequent employer.

STOCK OPTION PLANS

     On December 5, 1992 the Company adopted two new nonqualified stock option plans, the Employee Stock Option Plan and the Non-Employee Stock Option Plan (collectively, the "New Plans"). Pursuant to the adoption of the New Plans, no new stock options can be granted under the stock option plans (the "Old Plans") which existed prior to the approval of the New Plans. The New Plans provide for the grant to key employees and outside directors and consultants of the Company of options covering shares of Common Stock. The New Plans are administered by the Board of Directors which has discretion to increase the number of shares covered by the Plans, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the New Plans must be at least 85% of the fair market value of the Common Stock on the date of grant.

     The Company has reserved 1,520,000 shares of Common Stock for issuance under the Employee Stock Option Plan and 200,000 shares of Common Stock for issuance under the Non-Employee Stock Option Plan, in each case subject to adjustment for certain dilutive events. At the end of fiscal 1999, options to purchase 1,153,700 shares were outstanding under the New Plans and options to purchase 37,900 shares were outstanding under the Old Plans. During fiscal 1999, options were granted to purchase 993,700 shares of Common Stock under the New Plans at an average per share exercise price of $1.74 (all options were granted at the market price on the grant dates), including options to purchase 479,700 shares which were regranted at a per share exercise price of $1.8750 pursuant to repricing. In addition, during fiscal 1999, 635,800 shares of Common Stock at an average per share exercise price of $2.06 were canceled under the New Plans (including the 479,700 shares which were repriced) and 1,000 shares of Common Stock at an average per share exercise price of $2.50 were canceled under the Old Plans and options to purchase 5,000 shares at an average exercise price per share of $2.06 were exercised under the New Plans and no options were exercised under the Old Plans. A total of 220,750 shares of Common Stock remain available for future grants under the New Plans.

     The following table provides certain information regarding stock options granted to the named executive officers of the Company during the fiscal year ended June 30, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                              NUMBER OF       % OF TOTAL                                    STOCK PRICE
                              SECURITIES     OPTIONS/SARS                                  APPRECIATION
                              UNDERLYING      GRANTED TO     EXERCISE                   FOR OPTION TERM($)
                             OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION    ---------------------
          NAME                GRANTED(#)     FISCAL YEAR      ($/SH)        DATE         5%           10%
          ----               ------------    ------------    --------    ----------      --           ---
Emil H. Soika............      100,000           9.0          1.6875       2/23/04     46,623       103,024
                               100,000           9.0          1.5000       3/10/04     41,442        91,577
Gerhard J. Von der
  Ruhr...................           --            --              --            --         --            --
Stephen D. Okland........       30,000           2.7          1.8750      12/11/03     15,541        34,341
                                10,000             *          1.8750      10/08/00      5,180        11,447
                                 3,500             *          1.8750      12/31/00      2,672         6,226
Drew M. Diaz.............       34,000           3.1          1.5000       3/10/04     14,090        31,136
                                 2,000             *          1.8750       1/25/00      1,527         3,558
                                 4,000             *          1.8750      12/31/00      3,053         7,115
                                10,000             *          1.8750      10/08/00      5,180        11,447
                                50,000           4.5          1.8750       1/23/02     25,901        57,235

-------------------------
* Less than 1%

     The following table shows the fiscal year-end value of unexercised options held by the named executive officers. None of the named executive officers exercised options in fiscal 1999.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                      UNDERLYING                         IN-THE-MONEY
                                                UNEXERCISED OPTIONS AT              OPTIONS AT FISCAL YEAR
                                                  FISCAL YEAR-END(#)                      END($)(1)
                                            ------------------------------      ------------------------------
                 NAME                       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                 ----                       -----------      -------------      -----------      -------------
Emil H. Soika.........................            --            200,000               --            93,750
Gerhard J. Von der Ruhr...............            --                 --               --                --
Stephen D. Okland.....................        13,500             30,000            2,531             5,625
Drew M. Diaz..........................        32,000             68,000            6,000            25,500

-------------------------
(1) Based on the reported closing bid price of $2.0625 per share of common stock on June 30, 1999.

                               OPTION REPRICINGS

                                                            MARKET PRICE                                  LENGTH OF ORIGINAL
                                          SECURITIES        OF STOCK AT                                      OPTION TERM
                                       UNDERLYING NUMBER      TIME OF      EXERCISE PRICE AT     NEW      REMAINING AT DATE
        NAME AND                      OF OPTIONS REPRICED   REPRICING OR   TIME OF REPRICING   EXERCISE    OF REPRICING OR
   PRINCIPAL POSITION        DATE         OR AMENDED         AMENDMENT      OR AMENDMENT($)     PRICE         AMENDMENT
   ------------------        ----     -------------------   ------------   -----------------   --------   ------------------
Emil H. Soika,...........        --             --                --                --             --               --
  President,
  Chief Executive
    Officer,
  and Director
Gerhard J. Von der
  Ruhr,..................        --             --                --                --             --               --
  Chairman of the Board,
  President (CEO) and
  Treasurer
Stephen D. Okland,.......  12/11/98         10,000             1.875              2.50          1.875          24 mos.
  Vice President --                          3,500             1.875              2.00          1.875          34 mos.
  Domestic Sales
Drew M. Diaz,............  12/11/98          2,000             1.875             2.625          1.875          25 mos.
  Vice President --                          4,000             1.875              2.00          1.875          24 mos.
  International Sales                       10,000             1.875              2.50          1.875          34 mos.
                                            50,000             1.875              2.50          1.875          49 mos.

RETIREMENT PLAN

     Effective April 1, 1991, the Company adopted a 401(k) plan, which covers substantially all employees who have completed one year of employment. Under the plan, eligible employees can contribute up to 15% of pre-tax compensation for investment in a trust under the plan. Company contributions to the plan are discretionary and determined annually by the Board of Directors. Employee contributions, within certain limitations, are considered tax deferred under the provisions of section 401(k) of the Internal Revenue Code. Withdrawals of tax deferred amounts may be made upon termination of employment or earlier in the event of certain defined hardship situations. Contributions made or accrued for named executive officers are included under the "All Other Compensation" column in the Summary Compensation Table.

     Other than the 401(k) plan, the Company does not maintain any pension, profit sharing, retirement or similar plans.

COMPENSATION COMMITTEE REPORT

     The objectives of the Company's compensation program are to attract and retain the best available executives, to motivate these executives to achieve the Company's business goals and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company reviews its compensation program on a regular basis and attempts to tie a portion of each executive's potential compensation to Company performance.

     The key elements of the Company's executive compensation program consist of fixed compensation, in the form of base salary, and variable compensation, which is more directly tied to Company performance, in the form of long-term compensation through stock option awards. In determining each element of compensation to be awarded to an executive officer, the Compensation Committee considers the executive's overall benefit package as well as the executive's responsibilities and experience. The Compensation Committee also considers the competitive marketplace for executive talent, including, to the extent possible, a comparison to compensation packages for executives with similar levels of experience and responsibility at other companies. In determining the compensation package for Mr. Soika, the Company's President and Chief Executive Officer, the

Compensation Committee took into consideration both the compensation packages of chief executive officers of companies the Compensation Committee deemed comparable to the Company and the Compensation Committee's assessment of Mr. Soika's individual performance and the Company's overall performance.

     The Compensation Committee reviewed the proposed fiscal 1999 salaries for the executive officers at the Compensation Committee meeting on September 11, 1998. The Compensation Committee believed the proposed salary levels were in line with or below the salary levels of executives in comparable positions of responsibility.

     In fixing the stock option grants, the Committee considered the current stock holdings of each eligible officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options promote a commonality of interest between the Company's officers and its stockholders by giving the Company's officers added incentives to maximize the Company's stock price.

     The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

     Report on Option Repricing. During 1998, the Compensation Committee determined that circumstances had made it advisable for the Company to offer a one-time opportunity in 1998 for the repricing of options held by executive officers and other employees of the Company. Pursuant to the repricing, options to purchase a total of 479,700 shares of Common Stock outstanding under the Company's 1992 Employee Stock Option Plan and 1992 Non-Employee Stock Option Plan were canceled, and new options for the same number of shares were granted with a lower exercise price per share equal to the market price of the Common Stock on the regrant date. All of the repricings took effect on December 11, 1998, based on the market price of $1.8750 per share on that date.

     The Compensation Committee determined that the option repricing was advisable because equity incentives are a significant component of the total compensation package of the Company's employees and play a substantial role in the Company's ability to retain the services of individuals essential to the Company's long-term financial success. The Compensation Committee believed that the Company's ability to retain key employees would be significantly impaired unless value were restored to their options in the form of regranted options at the current market price of the Common Stock. All repriced options remained subject to the vesting schedule in effect before the repricing.

                             COMPENSATION COMMITTEE
                               Milton Datsopoulos
                                  Karsten Houm

                               STOCK PERFORMANCE

     The following table tracks the value of $100 invested on June 30, 1994 in the Company's Common Stock compared to the change in the S&P 500 Index and the Nasdaq Index. The chart shows that $100 invested five years ago in the Common Stock was worth $106 at June 30, 1999 compared to $309 for the S&P 500 and $380 for the Nasdaq Index:

                            CRITICARE SYSTEMS, INC.
                       STOCK PERFORMANCE COMPARED TO THE
                          S&P 500 AND THE NASDAQ INDEX

                                       S&P 500       NASDAQ       CRITICARE
                            --------------------------------------------
June 30, 1994                           100           100          100
June 30, 1995                           123           132          121
June 28, 1996                           151           168          174
June 30, 1997                           199           204          258
June 30, 1998                           255           268          145
June 30, 1999                           309           380          106

     The following graph presents, for a five-year period, the cumulative total stockholder return of the Company, the Standard & Poor's 500 Index and the Nasdaq Index. Cumulative total stockholder return is defined as share price appreciation assuming reinvestment of dividends.

                              [PERFORMANCE GRAPH]

                                                         S&P 500                     NASDAQ                     CRITICARE
                                                         -------                     ------                     ---------
6/30/94                                                  100.00                      100.00                      100.00
6/30/95                                                  123.00                      132.00                      121.00
6/28/96                                                  151.00                      168.00                      174.00
6/30/97                                                  199.00                      204.00                      258.00
6/30/98                                                  255.00                      268.00                      145.00
6/30/99                                                  309.00                      380.00                      106.00

                               SECURITY OWNERSHIP

     The following table sets forth information with respect to beneficial ownership of the Common Stock as of August 31, 1999 by (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each director of the Company, (c) each named executive officer, and (d) all directors and executive officers as a group:

                    NAME AND ADDRESS OF                          NUMBER OF
                    BENEFICIAL OWNER (1)                        SHARES OWNED         PERCENT
                    --------------------                        ------------         -------
Emil H. Soika...............................................              --            --
Gerhard J. Von der Ruhr.....................................      560,275(2)           6.4%
N.C. Joseph Lai.............................................      713,894(3)           8.2
Karsten Houm................................................      103,365(4)           1.2
Milton Datsopoulos..........................................       77,500(5)             *
Stephen D. Okland...........................................       17,000(6)             *
Drew M. Diaz................................................       35,500(7)             *
All directors and executive officers as a group (10
  persons)..................................................    1,639,634(8)          18.8

-------------------------
 *  Less than 1%

(1) Unless otherwise indicated, the address of the beneficial owner is 20925 Crossroads Circle, Waukesha, WI 53186; the address of Mr. Houm is Kristinelundvn 21, 0268 Oslo, Norway; and the address of Mr. Datsopoulos is Central Square Building, 201 West Main, Missoula, Montana 59802.

(2) Includes 410,000 shares owned of record by Ursula Von der Ruhr, Mr. Von der Ruhr's wife, and 1,175 shares owned of record by Mark Von der Ruhr, Mr. Von der Ruhr's son.

(3) Includes 116,000 shares owned of record by Helen Lai, Dr. Lai's wife; 137,000 shares owned jointly by Dr. Lai and his wife; 184,000 shares in the aggregate owned of record by Dr. Lai's sons, Christopher Lai and Thomas Lai; and 134,000 shares owned of record by the Lai Family Foundation.

(4) Includes 87,500 shares which Mr. Houm has the right to acquire under currently exercisable options.

(5) Includes 77,500 shares which Mr. Datsopoulos has the right to acquire under currently exercisable options.

(6) Includes 13,500 shares which Mr. Okland has the right to acquire under currently exercisable options.

(7) Includes 34,000 shares which Mr. Diaz has the right to acquire under currently exercisable options.

(8) Includes 287,500 shares of Common Stock the members of the group have a right to acquire under currently exercisable options.

            PROPOSAL NO. 2: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, you are being asked to approve the Purchase Plan and the issuance of 500,000 shares of Common Stock under the Purchase Plan. The Purchase Plan, which is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Common Stock at a discount through payroll deductions.

SUMMARY OF THE PURCHASE PLAN

     The following discussion of the principal features and effects of the Purchase Plan is qualified in its entirety by reference to the text of the Purchase Plan, which is attached as Annex A to this Proxy Statement.

     PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the Company's intention to have the Purchase Plan qualify as an "employee stock purchase plan" under section 423 of the Code. Accordingly, the provisions of the Purchase Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     ADMINISTRATION. The Purchase Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

     ELIGIBILITY. All employees of the Company and its subsidiaries are eligible to participate, except individuals who have been employed for less than six months, individuals who customarily work less than 20 hours per week, individuals who customarily work for the Company for not more than five months per year and individuals who would own 5% or more of the Common Stock, taking outstanding options and shares owned by certain related parties into account. Participation in the Purchase Plan ends automatically on termination of employment with the Company or a subsidiary. Eligible employees may become a participant by completing an enrollment form authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable enrollment date.

     OFFERING PERIODS. The Company has implemented the Purchase Plan with an initial offering period commencing on July 1, 1999, and ending on January 31, 2000, subject to the approval of the Purchase Plan by stockholders at the Annual Meeting. Thereafter, the Purchase Plan will have consecutive monthly offering periods.

     PURCHASE PRICE. The purchase price per share of the shares offered under the Purchase Plan in a given offering period will be the lower of 85% of the fair market value of a share of Common Stock on the first day of the monthly option period or 85% of the fair market value of a share of Common Stock on the exercise date. The fair market value of the Common Stock on a given date will be the closing sale price of a share of Common Stock for such date as reported by the Nasdaq National Market. The shares of Common Stock purchased pursuant to the Purchase Plan will, at the Company's option, represent newly-issued shares or shares purchased in the open market by the Administrator.

     PAYROLL DEDUCTIONS. The purchase price for the shares of Common Stock is accumulated by payroll deductions during the offering period in amounts elected by the participants. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions will commence on the first payday following the enrollment date, and will end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan.

     GRANT AND EXERCISE OF OPTION. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares of Common Stock will be exercised automatically on each exercise date for the maximum number of whole shares of Common Stock at the applicable price. Notwithstanding the foregoing, no employee will be permitted to subscribe for shares of Common Stock under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares of Common Stock at the time the option is granted) in any calendar year. In addition, the shares of Common Stock received by an employee upon the exercise of an option may not be disposed of by such employee for a period of six months from the date of exercise.

     WITHDRAWAL; TERMINATION OF EMPLOYMENT. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company or a subsidiary of the Company. A participant will be required to withdraw all of the payroll deductions credited to such participant's account and not yet used and must give written notice of such withdrawal to the Company.

     TRANSFERABILITY. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or by designation of a beneficiary as provided in the Purchase
Plan) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL. Subject to any required action by the Company's stockholders, the shares of Common Stock reserved under the Purchase Plan, as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment will be made by the Board, whose determination will be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period.

     AMENDMENT AND TERMINATION. The Company's Board of Directors may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination will affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders. Except as provided in the Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company will obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required. Unless terminated sooner, the Purchase Plan will terminate on July 1, 2009.

     FEDERAL TAX INFORMATION FOR THE PURCHASE PLAN. The Purchase Plan and the rights of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares of Common Stock, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares of Common Stock are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares of Common Stock at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares of Common Stock as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares of Common Stock are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares of Common Stock on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of Common Stock prior to the expiration of the holding period(s) described above. The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares of Common Stock purchased under the Purchase Plan. Reference should be made to the application provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state in which the participant may reside.

VOTE REQUIRED; RECOMMENDATION

     The affirmative vote of a majority of votes cast at the Annual Meeting is required for approval of the Purchase Plan. Your Board of Directors believes that the continued success of the Company depends upon its ability to attract, motivate and retain qualified personnel. The Purchase Plan enhances that ability and provides additional incentives to such personnel to advance any interests of the Company and its stockholders. THEREFORE, YOUR BOARD HAS UNANIMOUSLY APPROVED, AND RECOMMENDS TO YOU, THE ADOPTION OF THE PURCHASE PLAN AND THE ISSUANCE OF THE SHARES OF COMMON STOCK UNDER THE PURCHASE PLAN.

                  PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants to examine the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending June 30, 2000. Unless otherwise directed, proxies will be voted in favor of the ratification of such appointment.

     Although this appointment is not required to be submitted to a vote of stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment. If stockholder ratification is not received, the Board will reconsider the appointment.

     On October 6, 1999, Deloitte & Touche LLP resigned as the Corporation's independent auditors. The Corporation retained BDO Seidman, LLP as its independent auditors effective November 2, 1999. Deloitte & Touche LLP's reports on the Corporation's financial statements for the years ended September 30, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, auditing scope or accounting principles. The Corporation's decision with respect to the change of independent auditors was approved by the Audit Committee of the Board of Directors. During the two years preceding the change in independent auditors, and the subsequent interim periods, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their reports, except that Deloitte & Touche LLP disagreed with the Company's management regarding the recording of a gain on the Company's sale of shares of Immtech International, Inc. in the Company's financial statements for the year ended June 30, 1999. The Company agreed to reverse this transaction in August 1999 and the gain was recorded in the quarter ended September 30, 1999.

                       PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals which stockholders intend to present at the 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal offices in Waukesha, Wisconsin, no later than June 10, 2000 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after August 16, 2000 and the Company will not be required to present any such proposal at the 2000 Annual Meeting of Stockholders. If the board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2000 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                 ANNUAL REPORT

     A copy of the 1999 Annual Report of the Company accompanies this proxy Statement. A copy of the Company's Annual Report on Form 10-K for fiscal year 1999 will be provided without charge on written request of any stockholder whose proxy is being solicited by the Board of Directors. The written request should be directed to Corporate Secretary, Criticare Systems, Inc., 20925 Crossroads Circle, Waukesha, Wisconsin 53186.

                                          By Order of the Board of Directors

                                          Joseph M. Siekierski, Secretary

Waukesha, Wisconsin
December 31, 1999

                                                                         ANNEX A

                            CRITICARE SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                            CRITICARE SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

I.    INTRODUCTION................................................    1

II.   DEFINITIONS.................................................    1

III.  PARTICIPATION...............................................    2

IV.   OPTIONS TO PURCHASE; MAXIMUM SHARES AVAILABLE...............    4

V.    PURCHASE OF STOCK PURSUANT TO OPTIONS.......................    4

VI.   ADMINISTRATION OF PLAN......................................    6

VII.  ADJUSTMENT UPON CHANGES IN COMMON STOCK.....................    7

VIII. AMENDMENT; TERMINATION OF PLAN..............................    7

IX.   MISCELLANEOUS...............................................    8

                            CRITICARE SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                I. INTRODUCTION

     The purpose of the Criticare Systems, Inc. Employee Stock Purchase Plan is to make available to eligible employees of Criticare Systems, Inc. (the "Company"), and certain related companies a means of purchasing shares of the Company's Common Stock through voluntary, regular payroll deductions. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, but is intended to qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be administered, interpreted and construed so as to extend and limit participation in a manner consistent with Section 423 of the Code.

     Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate in the Plan.

     The Plan has been adopted by the Board and is effective July 1, 1999, but no Options to purchase shares may be exercised or deemed exercised unless this Plan is approved by the Company's shareholders on or before January 31, 2000 in the manner required by section 423(b)(2) of the Code and Treasury Regulation section 1.423-2(c).

                                II. DEFINITIONS

     2.1. DEFINITIONS. The following words and phrases shall have the following meanings:

     "Administrator" means the entity or person designated to act as Administrator of the Plan pursuant to Section 6.1.

     "Base Compensation" means gross compensation for the relevant pay period, including overtime pay, but excluding all bonuses, severance pay, extraordinary pay, expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or from restricted stock or stock option awards. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code.

     "Board" means the Board of Directors of the Company.

     "Broker" means a duly licensed securities dealer, broker or agent designated to act as Broker of the Plan pursuant to Section 6.2.

     "Committee" means the Compensation Committee of the Board, which, to the extent required by Rule 16b-3, shall consist entirely of Non-Employee Directors (as defined in Rule 16b-3).

     "Company" means Criticare Systems, Inc..

     "Common Stock" means the Company's Common Stock, par value $.04 per share.

     "Code" has the meaning set forth in Article I.

     "Eligible Employee" means any employee of any Employer, excluding any employee (a) who has been employed by the Employer for less than six months, (b) whose customary employment with the employee's Employer is 20 hours or less per week, (c) whose customary employment with the employee's Employer is not for more than five months in any calendar year, or (d) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of Sections 423 and 424(d) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the "employer corporation" or of its "Parent Corporations" or "Subsidiary Corporations," as defined in Section 424 of the Code.

     "Employer" means, with respect to any Participant, the Company or Related Corporation of which the Participant is an Eligible Employee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of a share of Common Stock as reported by the Nasdaq National Market (or by the principal national stock exchange on which the Nasdaq Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day. In the absence of an established market for Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board.

     "Indemnified Person" has the meaning set forth in Section 9.2.

     "Initial Option Period" means the Option Period commencing on the Plan Start Date and ending on January 31, 2000.

     "Option" means an option granted pursuant to this Plan at the beginning of each Option Period to acquire Common Stock.

     "Option Exercise Date" means the last day of each Option Period.

     "Option Period" means each calendar month during the period beginning on the Plan Start Date and ending on June 30, 2009, unless the Plan is terminated earlier; provided, however, the first Option Period under the Plan shall start on July 1, 1999 and terminate January 31, 2000.

     "Payroll Deduction Account" means, with respect to each Participant, the amounts credited to the Participant's account from the payroll deductions made by the Participant under this Plan, less any amounts withdrawn from such account (for payment of Common Stock, payment to the Participant, payment of withholding and other taxes or amounts or payment of other obligations or amounts).

     "Participant" has the meaning set forth in Section 3.2.

     "Plan" means the Criticare Systems, Inc. Employee Stock Purchase Plan.

     "Plan Start Date" means July 1, 1999.

     "Related Corporation" means any present or future corporation which (i) would be a "subsidiary corporation" or "parent corporation" of the Company or any other Related Corporation as such terms are defined in Section 424 of the Code, and (ii) is designated as a participating employer in this Plan by the Board.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     "Stock Account" means, with respect to each Participant, the number of whole shares of Common Stock credited under this Plan to the Participant's account. Dividends with respect to shares of Common Stock credited to a Participant's Stock Account shall be paid to the Participant and shall not be held in either the Participant's Stock Account or Payroll Deduction Account.

                               III. PARTICIPATION

     3.1. ELIGIBLE EMPLOYEES. Subject to Article VIII, all Eligible Employees as of the beginning of each Option Period may participate in the Plan for such Option Period at their election.

     3.2. PARTICIPATION PROCEDURES. If an Eligible Employee does not otherwise have an election to become a Participant in effect, each Eligible Employee choosing to participate in the Plan (herein called a "Participant") during an Option Period shall enroll as a Participant in the Plan by filing with the Participant's Employer a completed enrollment form (authorized by the Administrator) prior to the beginning of any Option Period (including the Initial Option Period).

     3.3. EMPLOYEE CONTRIBUTIONS. Subject to other limitations provided in this Plan, a Participant may contribute under the Plan any portion of Participant's Base Compensation which is a whole dollar amount, with a minimum of 1% of Participant's Base Compensation and a maximum of 10% of the Participant's Base Compensation. Contributions may be made only through regular payroll deductions, net of any tax or other withholdings.

     An enrollment form and payroll deduction authorization will remain effective for each successive Option Period until terminated in writing by a Participant or until the Participant is no longer eligible to participate in the Plan. The payroll deduction authorization may be reduced or terminated at any time by the Participant's written request submitted to the Participant's Employer; provided, however, that a Participant may not recommence or increase payroll deductions until the beginning of the next Option Period, nor may a Participant make more than one revision of the Participant's payroll deduction authorization in any Option Period. Termination of deductions shall constitute withdrawal from the Plan as set forth in Section 3.5 and cancellation of any outstanding Options of the Participant. Reduction or termination of deductions will become effective as soon as practicable after a Participant's written request is received by the Participant's Employer.

     3.4. PARTICIPANT RESTRICTION. Notwithstanding any provisions of this Plan to the contrary, no Participant will be granted an Option under this Plan which would permit the Participant's rights to purchase shares of stock pursuant to all employee stock purchase plans under section 423 of the Code sponsored by the Company and "parent corporations" and "subsidiary corporations" (within the meaning of Section 424 of the Code) to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock determined at the time each Option is "granted" (within the meaning of Code Section 423(b)(8)) for each calendar year during which any Option granted to such Participant is outstanding at any time, as provided in Sections 423 and 424(d) of the Code.

     3.5. WITHDRAWAL FROM PLAN. A Participant may withdraw from the Plan (thereby canceling all Options then in existence) at any time by giving written notice to the Participant's Employer and to the Administrator. The Administrator shall, as soon as practicable after receiving written notice of a Participant's withdrawal from the Plan, cause to be delivered to the Participant (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock held in the Participant's Stock Account and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. A Participant who has withdrawn from the Plan may thereafter reenter the Plan by following the procedure described under Section 3.2.

     3.6. TERMINATION OF PARTICIPANT'S EMPLOYMENT. Upon termination of a Participant's employment from the Employers for any reason, including death or disability, the Participant's Stock Account and Payroll Deduction Account in the Plan shall be closed, and all existing Options held by the Participant shall be canceled. The Administrator shall, as soon as practicable after termination of a Participant's employment, cause to be delivered to the Participant or the Participant's estate or the Participant's designated beneficiary as provided below, as applicable, (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock in the Participant's Stock Account, and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. In the event of a Participant's death, the Participant's Common Stock and Payroll Deduction Account shall be delivered and paid to the estate of such Participant or to a beneficiary designated by the Participant in writing on a form approved by the Administrator.

                         IV. OPTIONS TO PURCHASE STOCK;
                            MAXIMUM SHARES AVAILABLE

     4.1. MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in Common Stock under Article VII, shall be 500,000 shares. If, on a given Option Exercise Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and it shall determine to be equitable, and the balance of the Payroll Deduction Account of each Participant shall be returned to the Participant as promptly as possible.

     4.2. OFFERINGS. Subject to Article VIII, the Company shall make consecutive offerings on the beginning of each Option Period to Participants to purchase Common Stock as long as shares authorized remain available for issuance. Each offering as of the beginning of each Option Period shall be the total number of shares authorized under Section 4.1, less the number of shares issued by purchases of Common Stock under Section 5.5 in prior Option Periods.

                    V. PURCHASE OF STOCK PURSUANT TO OPTIONS

     5.1. PAYROLL DEDUCTION ACCOUNTS. Each Employer will deduct from its Participants' paychecks such amounts as have been authorized by the Participants and, promptly after the end of each month, remit to the Administrator all amounts so deducted during the month, together with a report showing each Participant and the amounts allocable to the Payroll Deduction Account of each Participant. The Administrator shall credit each Participant's Payroll Deduction Account with the amount of such deposits, and shall reduce the Participant's Payroll Deduction Account by the purchase price of all Common Stock purchased by the Participant under this Plan and by any other withdrawals from the Participant's Payroll Deduction Account. The Plan, through its Administrator, shall purchase for the Stock Accounts of the Participants shares of Common Stock with funds received under the Plan.

     5.2. STOCK ACCOUNTS. The Administrator will open and maintain a Stock Account in the name of each Participant to which will be credited all shares of Common Stock purchased for the Participant's benefit. All shares held under the Plan will be registered in the name of the Plan, the Administrator or the Administrator's nominee, and will remain so registered until the shares are delivered to the Participant. The Participant shall have the right to sell all or any part of the shares held in the Participant's Stock Account, pursuant to procedures established by the Administrator.

     5.3. GRANT OF OPTIONS AND PURCHASE. Subject to Article VIII, each person who is a Participant on the first day of an Option Period will as of the first day of such Option Period be deemed to have been granted an Option for such period. Such Option will be for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's Payroll Deduction Account on the Option Exercise Date, by (b) the purchase price per share of Common Stock determined under Section 5.4 below; provided, however, that the quotient in this Section 5.3 shall be rounded down to a whole number. The number of shares of Common Stock receivable by each Participant upon exercise of an Option for an Option Period shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

     5.4. PURCHASE PRICE. The purchase price of each share of Common Stock sold pursuant to the exercise of an Option shall be 0.85 multiplied by the Fair Market Value of the Common Stock on the first day or last day of the Option Period, whichever is lower.

     5.5. EXERCISE OF OPTIONS. Each person who is a Participant in the Plan on the Option Exercise Date will be deemed to have exercised on the Option Exercise Date the Option granted to the Participant for that Option Period. Upon such exercise, the balance of the Participant's Payroll Deduction Account shall be applied to the purchase of the number of whole shares of Common

Stock determined under Section 5.3, and the amount of shares of Common Stock purchased shall be credited to the Participant's Stock Account. In the event that the balance of the Participant's Payroll Deduction Account following an Option Period is in excess of the total purchase price of the shares of Common Stock so sold, the balance of the Payroll Deduction Account shall be returned to the Participant; provided, however, that if the balance in the Payroll Deduction Account consists solely of an amount equal to the value of a fractional share it will be retained in the Payroll Deduction Account and carried over to the next Option Period. No fractional shares shall be issued hereunder.

     Notwithstanding anything herein to the contrary, the Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of such shares, to any requirements of Nasdaq or any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

     5.6. NO ASSIGNMENT OF PARTICIPANT'S INTEREST IN PLAN. A Participant may not assign, sell, transfer, pledge, hypothecate or alienate any Options or other interests (including Participant's Payroll Deduction Account) in or rights under the Plan. Options under the Plan are exercisable by a Participant during the Participant's lifetime only by the Participant. All employees shall have the same rights and privileges under the Plan. Participants shall have no interest or voting rights in shares of Common Stock covered by his or her Option until such Option has been exercised.

     5.7. VESTING. Each Participant will immediately acquire full ownership of all shares of Common Stock at the time such shares are credited to the Participant's Stock Account.

     5.8. DELIVERY OF STOCK. A Participant may instruct the Administrator, in writing, at any time to deliver to the Participant a certificate, issued in the name of the Participant, representing any or all of the full shares of Common Stock held in the Participant's Stock Account. As soon as practicable after receiving such instructions, the Administrator shall cause the certificate to be mailed to the Participant. Such instruction to the Administrator, requesting delivery of a certificate, will not affect the Participant's status under the Plan unless the Participant also terminates the payroll deduction authorization.

     5.9. DIVIDENDS, SPLITS AND DISTRIBUTIONS. Any stock dividends or stock splits in respect of shares held in the Participant's Stock Account will be credited to the Participant's account without charge. Any distributions to holders of Common Stock or other securities or rights to subscribe for additional shares of Common Stock will be sold and the proceeds will be handled in the same manner as a cash dividend, unless the Participant instructs the Administrator to the contrary.

     5.10. VOTING RIGHTS. The Administrator will deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The full shares of Common Stock in each Participant's Stock Account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator or pursuant to any other method of voting available to holders of Common Stock. There will be no charge to the Participant for the Administrator's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

     5.11. NO INTEREST TO BE PAID. No interest will be paid to or credited to the Payroll Deduction Accounts or Stock Accounts of the Participants.

     5.12. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's accounts under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by Participant at any time by written notice. In the event of death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash in Participant's accounts to the personal representative, executor or administrator of the estate of the Participant, or if no personal representative, executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash in the Participant's accounts to the spouse or to any one or more dependents or relatives of such Participant or if no spouse, dependent or relative is known by the Company, then to such other person as the Company may designate.

     5.13. CONDITIONS UPON ISSUANCE OF COMMON STOCK. Shares of Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which shares may be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel of the Company, such representation is required by any of the afore-mentioned applicable provisions of law. The terms and conditions of Options granted under the Plan, and the repurchase of shares by, persons subject to section 16 of the Exchange Act shall comply with all applicable provisions of Rule 16b-3 under the Exchange Act. The Plan and each Option shall be deemed to contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 under the Exchange Act to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

     In addition to the restrictions described in the first paragraph of this section 5.13, the shares of Common Stock received by any person upon exercise of Option may not be sold, assigned, transferred, pledged, or otherwise disposed of for a period of six months from the date of such exchange. The shares of the Common Stock received upon the exercise of such Option may bear a legend to such effect and the Company may require the person receiving such shares to execute an agreement to such effect.

     5.14. TAX WITHHOLDING. At the time an Option is exercised, in whole or in part, or at the time some or all of Common Stock issued the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that may arise upon exercise of the Option or the disposition of the shares of Common Stock. At any time, the Company may, but shall not be obligated to withhold from a Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including, any withholding required to make available to the Company any tax deductions attributed to the sale or early disposition of Common Stock by the Participant.

                           VI. ADMINISTRATION OF PLAN

     6.1. THE ADMINISTRATOR AND THE COMMITTEE. To carry out the purposes of the Plan, the Committee shall appoint an Administrator. The Administrator may be any company or individual that the Committee deems qualified, including the Company. The Administrator shall be responsible for the implementation of the Plan, including allocation of funds and stock to the Payroll Deduction Accounts and Stock Accounts and keeping adequate and accurate records for the Participants.

     The Committee shall be entitled to adopt and apply guidelines and procedures consistent with the purposes of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

     6.2. BROKER. The Administrator may, in its discretion, with the consent and approval of the Committee, appoint a Broker. The Broker may be any company or individual that the Committee deems qualified; provided, however, that the Broker shall be a licensed security dealer, broker, or agent authorized to make purchases and sales of Common Stock.

     6.3. REPORTING TO PARTICIPANTS. The Administrator will send to each Participant a statement at the end of each calendar quarter (or such other period as determined by the Committee in its sole discretion). Each such statement shall contain information concerning transactions in the Participant's Payroll Deduction Account and Stock Account during the relevant period and reflect the balance in the Participant's Payroll Deduction Account and Stock Account at the end of such period.

     6.4 USE OF FUNDS. All payroll deductions received or held by the Company under the Plan in all Payroll Deduction Accounts may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

                  VII. ADJUSTMENT UPON CHANGES IN COMMON STOCK

     7.1. CHANGES IN COMMON STOCK. If any change is made in the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, revise stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator may make appropriate adjustments in (a) the number of shares and price per share of Common Stock subject to the Plan or to any Option granted under the Plan, (b) the number of shares of Common Stock that have been authorized under the Plan but not yet placed under Option, and (c) the maximum number of shares each Participant may purchase.

     7.2. DISSOLUTION; MERGER; CAPITAL REORGANIZATION; ETC. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation, or a reverse merger in which the Company is the surviving corporation but the shares of Common Stock by virtue of the merger are converted into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than 50 percent of the shares of Common Stock entitled to vote are exchanged, the Plan shall terminate, unless another corporation assumes the responsibility of continuing the operation of the Plan or the Committee determines in its discretion that the Plan shall nevertheless continue in full force and effect. If the Committee elects to terminate the Plan, the Administrator shall send to each Participant a stock certificate representing the number of whole shares to which the Participant is entitled. In addition, the Administrator shall send checks drawn on the Plan's account to each Participant in an amount equal to the funds held to the credit of such Participant's Payroll Deduction Account.

     7.3. COMPANY'S RIGHT TO RESTRUCTURE, ETC. The grant of any right to a Participant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                      VIII. AMENDMENT; TERMINATION OF PLAN

     8.1. AMENDMENT AND TERMINATION. The Company, acting through the Committee, reserves the right to amend or terminate the Plan at any time or times; provided, however, any amendment that would require the consent of stockholders under applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self regulatory organization such as a national securities exchange), will not be made unless such stockholders' consent is obtained.

     In addition, the Plan shall terminate automatically on the tenth anniversary of the Plan Start Date, or on any Option Exercise Date when Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase, subject to the allocation of remaining shares pursuant to the last sentence of Section 5.3. Upon termination of the Plan, all amounts held in the Payroll Deduction Accounts shall, to the extent not used to purchase shares of Common Stock, be refunded to the Participants entitled thereto.

                               IX. MISCELLANEOUS

     9.1. EXPENSES OF PLAN. The Broker's brokerage commissions, if any, incurred in connection with transactions in Common Stock under the Plan, and the Administrator's administrative charges for maintaining Participants' accounts relating to purchases of securities and all other expenses of administering or maintaining the Plan will be paid by the Company. If the Company is acting as Administrator, no expenses will be charged to the Participants.

     9.2. INDEMNIFICATION. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Company shall indemnify and hold harmless each "Indemnified Person," as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to, counsel fees to the extent approved by the Board or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses and liability arise in whole or in part from (a) the negligence or other fault of the Indemnified Person, or (b) from the imposition on such Indemnified Person of any civil penalties or excise taxes pursuant to the Code or any other applicable laws; except when the same is judicially determined to be due to gross negligence, fraud, recklessness, or willful or intentional misconduct of such Indemnified Person. "Indemnified Person" shall mean each member of the Board, the Administrator, each member of the Committee and each other employee of any Employer who is allocated fiduciary responsibility hereunder.

     9.3. NO CONTRACT OF EMPLOYMENT INTENDED. The granting of any rights to an Eligible Employee under this Plan shall not constitute an agreement or understanding, express or implied, on the part of any Employer, to employ such Eligible Employee for any specified period.

     9.4. GOVERNING LAW. The construction, validity and operation shall be governed by the laws of the State of Wisconsin.

     9.5. SEVERABILITY OF PROVISIONS. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this Plan, but such invalid, illegal or unenforceable provisions shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

     9.6. NO LIABILITY. Neither the Company, its directors, officers or employees, the Committee, the Administrator nor any Related Corporation which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that the Plan does not qualify under Section 423 of the Code.

                                      PROXY

                             CRITICARE SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Emil H. Soika and Joseph M. Siekierski, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Criticare Systems, Inc. to be held on January 21, 2000 at 3:30 p.m., local time, at the Company's Headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, and at any adjournment thereof, there to vote all shares of stock of Criticare Systems, Inc. which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS, TO APPROVE THE CRITICARE SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN AND THE ISSUANCE OF SHARES OF COMMON STOCK UNDER SUCH EMPLOYEE STOCK PURCHASE PLAN AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2000 FISCAL YEAR. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
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                                    CRITICARE SYSTEMS, INC. 1999 ANNUAL MEETING OF STOCKHOLDERS

1. ELECTION OF DIRECTORS:                                                                 [ ] FOR all        [ ] WITHHOLD
   (terms expiring at the 2002      1-GERHARD J. VON DER RUHR 2-N.C. JOSEPH LAI, PH.D.    nominees listed    AUTHORITY to
   Annual Meeting)                                                                        to the left        vote for all
                                                                                          (except as         nominees listed
                                                                                          specified below).  to the left.
                                                                                         --------------------------------------
(Instructions:  To withhold authority to vote for any indicated
nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                         --------------------------------------

2. To approve the Criticare  Systems,  Inc.  Employee  Stock  Purchase Plan and    [ ]   FOR      [ ] AGAINST    [ ]   ABSTAIN
   the issuance of shares of common stock under such  Employee  Stock  Purchase
   Plan.

3. To ratify the  appointment of BDO Seidman,  LLP as independent  accounts for    [ ]   FOR      [ ] AGAINST    [ ]   ABSTAIN
   the 2000 fiscal year.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                                   Date                                        NO. OF SHARES

CHECK APPROPRIATE BOX
Indicate changes below:
                                                                                  ---------------------------------------------



Address Change? [ ]                        Name Change?  [ ]                      ---------------------------------------------

                                                                                Signature(s) in Box
                                                                                If signing as attorney, executor, administrator,
                                                                                trustee or guardian, please add your full
|                                                                               title as such. If shares are held by two or more |
|                                                                               persons, all holders must sign the Proxy.        |
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